                                                                       EXHIBIT 3

                                      PROXY

The undersigned hereby appoint(s), HERBERT A. DENTON, FREDERICK W. WHITRIDGE, JR. AND TERRY W. WARD, and each of them, attorney, agent and proxy of the undersigned, with full power of substitution, to vote in the sole discretion of any of them, on all matters to be considered at the annual meeting of stockholders of California Microwave, Inc., a Delaware corporation (the "Company") to be held on Friday, October 25, 1996 (or any postponements or adjournments thereof) 235,624 shares of the common stock, par value $.10 per share of the Company, owned of record by the undersigned.


Dated:  October 16, 1996


                               Peregrine Ventures,
                               a California Limited Partnership
                               By:  Peregrine Associates, its
                               General Partner


                            By:/s/ Frank LaHaye
                               ----------------
                               Its General Partner


                               Page 20 of 24 Pages

                                     PROXY


The undersigned hereby appoint(s), HERBERT A. DENTON, FREDERICK W. WHITRIDGE, JR. AND TERRY W. WARD, and each of them, attorney, agent and proxy of the undersigned, with full power of substitution, to vote in the sole discretion of any of them, on all matters to be considered at the annual meeting of stockholders of California Microwave, Inc., a Delaware corporation (the "Company") to be held on Friday, October 25, 1996 (or any postponements or adjournments thereof) 287,985 shares of the common stock, par value $.10 per share of the Company, owned of record by the undersigned.


Dated:  October 16, 1996


                               Peregrine Ventures II L.P.,
                               a California Limited Partnership
                               By:  Peregrine Associates, its
                               General Partner


                            By:/s/ Frank LaHaye
                               ----------------
                               Its General Partner


                               Page 21 of 24 Pages